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   As filed with the Securities and Exchange Commission on November 3, 1995

                                                Securities Act File No. 33-63943
                                        Investment Company Act File No. 811-4661
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /X/
                           PRE-EFFECTIVE AMENDMENT NO.                       / /
                          POST-EFFECTIVE AMENDMENT NO.                       / /
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                 AMENDMENT NO. 7                             /X/

                        (Check appropriate box or boxes)

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                       THE GLOBAL TOTAL RETURN FUND, INC.

                     (Formerly, the Global Yield Fund, Inc.)
               (Exact name of registrant as specified in charter)

                   ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292
               (Address of Principal Executive Offices) (Zip Code)

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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 214-1250

                               S. JANE ROSE, ESQ.
                   ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292
               (Name and Address of Agent for Service of Process)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.

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         Registrant hereby elects, pursuant to Rule 24f-2 under the Investment
Company Act of 1940, to register an indefinite number of shares by this Registration Statement. In accordance with Rule 24f-2, a registration fee, in the amount of $500, is being paid herewith.

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         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933.
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